EXECUTION COPY                                                  EXHIBIT 10.62


                    AMENDMENT NO. 1 dated as of December 19, 2002 (this
               "Amendment"), to the US$ 10,000,000.00 Guaranty dated as of August 19, 2002 (as may be further amended, supplemented or modified from time to time, the "Guaranty"), made by Panamerican Beverages, Inc., a Panamanian corporation (the "Guarantor"), in favor of Banco Santander Central Hispano, S.A. (the "Bank") in consideration of a US$ 10,000,000.00 loan (the "Facility") made by the Bank to Panamco de Venezuela, S.A. (the "Borrower") on August 19, 2002


          A. Pursuant to the Facility, the Bank have extended credit to the Borrower, and have agreed to extend credit to the Borrower, in each case pursuant to the terms and subject to the conditions set forth therein.

          B. The Guarantor in order to induce the Bank to extend credit under the Facility agreed and issued the Guaranty pursuant to the terms and subject to the conditions set forth therein.

          C. The Guarantor have requested that, pursuant to Section 14 of the Guaranty, the Bank agrees to amend certain provisions of the Guaranty as provided herein.

          D. The Bank is willing so to amend the Guaranty pursuant to the terms and subject to the conditions set forth herein.

          E. Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the Guaranty.

          Accordingly, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto agree as follows:

          SECTION 1. Amendment. Section 10(a) of the Guaranty is hereby deleted and replaced by the following Section 10(a):

          Covenants.  The Guarantor covenants as follows:

(a) Incorporation by Reference. The Guarantor will comply with and be bound by the covenant provisions set forth in Section 5 of the Syndicated Facility during the term of the Facility. The covenants under section 5 of the Syndicated Facility,


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together with the related definitions, as in effect on the date hereof are hereby incorporated herein by reference (mutandis mutandis) for the benefit of the Bank and shall continue for the purposes of this section 10 regardless of any amendment of, or any consent to any deviation from or other modification of the Syndicated Facility. If there is (x) any repayment in full of the loans, and termination of the commitments, under the Syndicated Facility, or
(y) the termination of the Syndicated Facility prior to the Maturity Date of the Facility, then the Guarantor and the Bank shall negotiate in good faith mutually agreeable covenants with which the Guarantor shall comply hereunder to replace the covenants set forth in section 5 of the Syndicated Facility. As used herein, the term "Syndicated Facility" means the U.S.$130,000,000 Second Amended and Restated Credit Agreement entered into by the Guarantor and the banks listed therein on October 29, 2001, as amended on November 20, 2002, pursuant to an amendment agreement entered by and among the Guarantor and the banks listed therein.


          SECTION 2. Representations and Warranties. The Guarantor represent and warrant to the Bank that:

               (a) This Amendment has been duly authorized, executed and delivered by Guarantor and constitutes its legal, valid and binding obligation, enforceable in accordance with its terms except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors' rights generally and by general principles of equity (regardless of whether such enforceability is considered in a proceeding at law or in equity).

               (b) Before and after giving effect to this Amendment, the representations and warranties set forth in Section 9 of the Guaranty are true and correct in all material respects with the same effect as if made on the date hereof, except to the extent such representations and warranties expressly relate to an earlier date.

               (c) Before and after giving effect to this Amendment, no event of default or default has occurred and is continuing.

          SECTION 3. Conditions to Effectiveness. This Amendment shall become effective when the Bank shall have received counterparts of this Amendment that, when taken together, bear the signatures of the Guarantor and the Bank.

          SECTION 4. Guaranty. Except as specifically amended hereby, the Guaranty shall continue in full force and effect in accordance with the provisions thereof as in existence on the date hereof. After the date hereof, any reference to the Guaranty shall mean the Guaranty as amended hereby.


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          SECTION 5. Facility Document. This Amendment shall be a Facility
Document for all purposes.

          SECTION 6. Effective Time. This Amendment shall be effective as of December 19, 2002.

          SECTION 7. APPLICABLE LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

          SECTION 8. Counterparts. This Amendment may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Amendment by telecopy shall be effective as delivery of a manually executed counterpart of this Amendment.

          SECTION 9. Expenses. The Guarantor agrees to reimburse the Bank for its out-of-pocket expenses in connection with this Amendment.


          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first written above.



                                      PANAMERICAN BEVERAGES, INC.
                                      As the Guarantor

                                        by
                                          /s/ Carlos Hernandez-Artigas
                                          -------------------------------------
                                          Name: Carlos Hernandez-Artigas
                                          Title: VP, General Counsel & Secretary


                                      BANCO SANTANDER CENTRAL HISPANO, S.A.
                                      As the Bank

                                        by
                                          /s/ Gregory D. Testeman
                                          -------------------------------------
                                          Name:  Gregory D. Testeman
                                          Title: General Manager

                                        by
                                          /s/ Pierre Dulin
                                          -------------------------------------
                                          Name:  Pierre Dulin
                                          Title: Deputy General Manager
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